UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

Input/Output, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12961	22-2286646
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

12300 Parc Crest Dr.
Stafford, TX		77477
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On November 9, 2005, Input/Output, Inc. (the “Company”) issued a press release regarding its results of operations for the quarter ended September 30, 2005, a copy of which is furnished as Exhibit 99.1 hereto.

Item 7.01.  Regulation FD Disclosure

On November 10, 2005, the Company held a conference call with analysts and other participants regarding the Company’s results of operations for the quarter ended September 30, 2005.  A copy of prepared remarks made during the call by Robert P. Peebler, President and Chief Executive Officer, and J. Michael Kirksey, Executive Vice President and Chief Financial Officer, are furnished (simultaneously therewith in accordance with Rule 100 under Regulation FD) as Exhibit 99.2 hereto.

The information contained in this report and Exhibits 99.1 and 99.2 (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act.

The information contained in this report and such exhibits contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements concerning estimated future revenues, gross margin, EBITDA, net income per share and earnings per share.  Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties.  These risks and uncertainties include the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; the ability of the Company to produce products to preserve and increase market share; risks associated with the corporate repositioning program of the Company; risks of significant payment defaults under extended financing arrangements with customers; risks of losing significant customers; and risks of technological and marketplace changes affecting the Company’s product line and service offerings.  Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Exhibits.

99.1	Press Release of Input/Output, Inc. dated November 9, 2005.

99.2

Input/Output, Inc. November 10, 2005 Conference Call Prepared Remarks of Robert P. Peebler, President and Chief Executive Officer, and J. Michael Kirksey, Executive Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 10, 2005

Input/Output, Inc.
(Registrant)

By:	/s/ J. MICHAEL KIRKSEY
	Name:	J. Michael Kirksey
	Title:	Executive Vice President and
Chief Financial Officer